SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 29, 2001


                     LEADVILLE MINING & MILLING CORPORATION
             (Exact name of registrant as specified in its charter)


             NEVADA                      0-13078                13-3180530
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                      76 Beaver Street, New York, NY 10005
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 344-2785

Item 2. Acquisition or Disposition of Assets.

     Effective December 15, 2000, we obtained an option from AngloGold North America Inc. to purchase from AngloGold North America Inc. and AngloGold (Jerritt Canyon) Corp. 100% of the issued and outstanding stock of Minera Chanate, S.A. de C.V., a subsidiary of those two companies. Minera Chanate's assets consist of certain exploitation and exploration concessions in the States of Sonora, Chihuahua and Guerrero, Mexico. For more detailed information on the terms of this option, see the discussion in "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations; Three Months Ended January 31, 2001 Compared to Three Months Ended January 31, 2000; Results of Operations" in our Quarterly Report on Form 10-QSB for the quarter ended January 31, 2001. See also the discussion in "Item 2. Management's Discussion and
Analysis of Financial Condition and Results of Operations; Results of Operations; General; AngloGold Properties - Sonora, Mexico" in our Quarterly Report on Form 10-QSB for the quarter ended April 30, 2001.

     On June 29, 2001, we exercised our option to obtain 100% of the shares of Minera Chanate, S.A. de C.V. Just prior to closing, based on the results of our due diligence, we caused Minera Chanate to drop 24 of its 106 concessions. We have obtained the requisite approval from AngloGold under the Stock Purchase Option Agreement and intend to cause Minera Chanate to drop up to an additional 30 concessions, leaving a total of 52 concessions. As a result, the total area covered by the concessions in which Minera Chanate is going to retain an interest will be smaller than previously reported.

Item 7. Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired. The requisite financial statements will be filed by amendment not later than 75 days after June 29, 2001, the date of the event.

(b)  Pro  Forma  Financial  Information.   The  requisite  pro  forma  financial
information will be filed by amendment not later than 75 days after June 29, 2001, the date of the event.

(c) Exhibits. Stock Purchase Option Agreement from AngloGold.*

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*    Previously  filed as exhibit 10.a to the  registrant's  Quarterly Report on
     Form 10-QSB for the quarter ended January 31, 2001filed with the Commission on or about March 16, 2001, and incorporated herein by this reference.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                          LEADVILLE MINING & MILLING CORPORATION
                                          --------------------------------------
                                                      Registrant



                                          By:  /s/ Gifford A.  Dieterle
                                               ---------------------------
                                               Gifford A Dieterle
                                               President/Treasurer




Date: July 16, 2001